UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 19, 2026

Date of Report (Date of Earliest Event Reported)

Lendway, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220,
Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Bridge Loan Agreement

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2024, in connection with Lendway, Inc.’s (the “Company”) acquisition of Bloomia B.V. through its majority owned subsidiary, Tulp 24.1, LLC (the “U.S. Subsidiary”) and Tulipa Acquisitie Holding B.V. dba Bloomia (the “Dutch Subsidiary”, together with the U.S. Subsidiary, the “Borrowers”), the Borrowers, as part of the closing consideration, entered into that certain Bridge Loan Agreement dated February 22, 2024, by and among the Borrowers, Botman Bloembollen B.V. (“Botman”), Mr. W.J. Jansen, an individual (“Jansen”), Mr. H.J. Strengers, an individual (“Strengers” and, together with Botman and Jansen, collectively, the “Lenders”), pursuant to which the Lenders made loans to the Borrowers in the original aggregate principal amount of USD $12,750,275 (the “Bridge Loan”). The Company has provided an unsecured guaranty of the obligations of the Borrowers under the Bridge Loan.

On January 19, 2026, the Borrowers entered into that certain First Amendment to Bridge Loan Agreement (“Bridge Loan Amendment”) pursuant to which, among other things, the Borrowers will have the right to prepay the Bridge Loan in full at a discount in the aggregate amount of USD $7,330,000 at any time prior to April 15, 2026 (the “Discounted Prepayment”) without any interest, indemnity, penalty, or premium due in respect of such Discount Prepayment, provided that as a condition to and effective upon the Borrowers making the Discounted Prepayment, the Borrowers release the Lenders from any and all (potential or actual) liability in respect of (a) the Warranties (as defined in the Share Purchase Agreement dated February 21, 2024 between the Borrowers (as Purchaser and US Purchaser), and the Lenders (as the Sellers) (hereinafter the “SPA”) as well as (b) the Indemnities specified in Clause 11.1 of the SPA, in each case to the extent such liabilities remain outstanding as of the date the Borrowers make the Discounted Prepayment.

The Bridge Loan bore interest at 8% per annum for the first year and thereafter increases annually by 2 percentage points upon each of the four anniversaries thereafter through its maturity on March 24, 2029. As of December 31, 2025, no principal had been paid, $85,000 cash interest had been paid, and $2,843,000 of interest expense was accrued under the Bridge Loan. The Bridge Loan contains customary events of default for a loan of this type.

A copy of the Bridge Loan Amendment is attached as an exhibit to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures concerning the Bridge Loan Amendment contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 8.01 Other Events

On January 23, 2026, the Company issued a press release to publicly announce its plans to complete a rights offering to existing holders of its Common Stock. Upon completion of the rights offering, the Company expects to receive gross proceeds of up to $15,500,000 before expenses; provided, however, that there is no guaranty of the amount of gross proceeds that the Company will receive from the offering. As of December 31, 2025, the Company had $6,600,000 in notes due to related party shareholders of the Company. Each related party note holder has indicated that it currently intends, but undertakes no obligation, to exercise all of its subscription rights distributed to it in the rights offering, as well as the over-subscription privilege, and that each related party note holders reserves the right to pay some or all of the subscription price payable upon the exercise of any of its subscription rights through cancellation of indebtedness for borrowed money owed by the Company. If these related party note holders participate in the rights offering (including by over-subscription) through the cancellation of the full amount of the indebtedness owed to them, the maximum gross cash proceeds that the Company could receive from the rights offering would be $8,900,000 (calculated as maximum gross proceeds from the rights offering of $15,500,000, less $6,600,000 of the rights offering allocated to cancellation of indebtedness).

The rights offering will be made through the Company’s distribution to its existing stockholders of non-transferable subscription rights to purchase their pro rata portion of newly issued shares of Common Stock. The subscription price has not yet been determined but is expected to be based on a percentage discount of the volume-weighted average price of its Common Stock over a specified number of trading days ending on the close of business on the record date. The record date for the distribution of the rights and the dates for both the subscription period and the expiration of the rights offering will be included in the final prospectus that will be filed with the SEC.

The Company intends that the first use of cash proceeds from the Rights Offering will be to repay the Bridge Loan and to use the remaining net cash proceeds, if any, for working capital and for general corporate purposes.

As further described in the press release, in connection with the rights offering, the Company intends to change its corporate name to “Bloomia Holdings, Inc.” The legal name of the Company will continue to be Lendway, Inc. until the name change process has been completed. Upon completion thereof, the Company also plans to change its trading symbol and begin trading on NASDAQ under the new symbol: TULP.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Bridge Loan Agreement, dated January 19, 2026, by and among Botman Bloembollen B.V., W.J. Jansen, H.J. Strengers, TULP 24.1, LLC, and Tulipa Acquisitie Holding B.V. dba Bloomia.

99.1	Press Release dated January 23, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Dated: January 23, 2026	By	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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